                            SUPPLEMENTAL EXECUTIVE
                              RETIREMENT PLAN OF
                              GALEY & LORD, INC.



                     Amended and Restated Effective As Of
                                October 1, 2000

                              GALEY & LORD, INC.
                         SUPPLEMENTAL RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

 ARTICLE 1.      PREFACE                                                                                                          1
   Section 1.1.     Effective Date                                                                                                1
   Section 1.2.     Purpose of the Plan                                                                                           1
   Section 1.3.     Governing Law                                                                                                 1
   Section 1.4.     Gender and Number                                                                                             1

 ARTICLE 2.      DEFINITIONS                                                                                                      2
   Section 2.1.     Accrued Benefit                                                                                               2
   Section 2.2.     Average Compensation                                                                                          2
   Section 2.3.     Committee                                                                                                     2
   Section 2.4.     Company                                                                                                       2
   Section 2.5.     Competitive Business                                                                                          3
   Section 2.6.     Customer Business                                                                                             3
   Section 2.7.     Employer                                                                                                      3
   Section 2.8.     Eligible Employee                                                                                             3
   Section 2.9.     Normal Retirement Age                                                                                         3
   Section 2.10.    Participant                                                                                                   3
   Section 2.11.    Plan                                                                                                          3
   Section 2.12.    Qualified Plan                                                                                                4
   Section 2.13.    Supplier Business                                                                                             4
   Section 2.14.    Year of Service                                                                                               4

 ARTICLE 3.      VESTING                                                                                                          5

 ARTICLE 4.      DEATH BENEFITS                                                                                                   6
   Section 4.1.     Amount of Death Benefits                                                                                      6
   Section 4.2.     Beneficiary                                                                                                   6

 ARTICLE 5.      DISTRIBUTION OF BENEFITS                                                                                         7
   Section 5.1.     Methods of Payment                                                                                            7
   Section 5.2.     Election of Method                                                                                            8

 ARTICLE 6.      FUNDING AND ESTABLISHMENT OF ACCOUNTS                                                                            9
   Section 6.1.     Unfunded                                                                                                      9
   Section 6.2.     Limitation on Rights of Participants and Beneficiaries                                                        9

 ARTICLE 7.      MISCELLANEOUS                                                                                                   10
   Section 7.1.     Liability of Employer                                                                                        10
   Section 7.2.     Assignment and Alienation                                                                                    10
   Section 7.3.     Termination                                                                                                  10
   Section 7.4.     No Guarantee of Employment                                                                                   10
   Section 7.5.     Construction                                                                                                 10

 Attachment ARetirement Benefits for Participants of Galey & Lord Industries, Inc.                                               12

 Attachment B       Retirement Benefits for Participants of Swift Textiles, Inc.                                                 14

 Attachment C       Retirement Benefits for Participants of Klopman AG, Zug                                                      16

                            SUPPLEMENTAL EXECUTIVE
                              RETIREMENT PLAN OF
                              GALEY & LORD, INC.

     Galey & Lord, Inc., herein referred to as the Company, does hereby amend, rename, and restate effective as of October 1,2000 the Supplemental Executive Retirement Plan of Galey & Lord Industries, Inc. as effective September 30, 1994 for eligible key executive employees of the Employer on the terms and conditions described hereinafter:

                              ARTICLE 1. PREFACE
                                         -------

Section 1.1.   Effective Date
------------   --------------

     The original effective date of the Plan is September 30, 1994. The effective date of this amended and restated Plan is as of October 1, 2000.

Section 1.2.   Purpose of the Plan
------------   -------------------

     The purpose of the Plan is to provide a supplemental retirement benefits for a select group of management employees of the Employer.

Section 1.3.   Governing Law
------------   -------------

     This Plan shall be regulated, construed and administered under the laws of the State of North Carolina, except when preempted by federal law.

Section 1.4.   Gender and Number
------------   -----------------

     The masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.

                            ARTICLE 2. DEFINITIONS
                                       -----------

     Except as otherwise provided, the definitions set forth in The Retirement Plan for Employees of Galey & Lord, Inc. shall have the same meaning when used herein, unless a different meaning is clearly required by the context of this Plan. In the event there is a conflict between the Plan and an Attachment to the Plan, the terms of the applicable Attachment shall apply.

Section 2.1.   Accrued Benefit
------------   ---------------

     Accrued Benefit of a Participant as of any date, hereinafter called the accrual date, shall equal the Participant's retirement benefit provided in the appropriate attachment to this Plan.

Section 2.2.   Average Compensation
------------   --------------------

     Average Compensation shall mean the average of a Participant's Compensation during the five consecutive years (60 months) preceding his actual retirement. If a Participant has less than five consecutive years of actual Compensation, the average will be taken over his total years and months of employment.

Section 2.3.   Committee
------------   ---------

     Committee shall mean the Compensation Committee of the Board of Directors of the Company.

Section 2.4.   Company
------------   -------

     Company shall mean Galey & Lord, Inc., and any successor by merger, purchase, or otherwise. Prior to October 1, 2000, Company meant Galey & Lord Industries, Inc., a subsidiary of Galey & Lord, Inc.

Section 2.5.   Competitive Business
------------   --------------------

     Competitive Business shall mean any incorporated or unincorporated entity that manufactures, designs, finishes or sells fabrics or other products in competition with fabrics or products sold by the Employer.

Section 2.6.   Customer Business
------------   ------------------

     Customer Business shall mean any incorporated or unincorporated entity that purchases goods or services from the Employer.

Section 2.7.   Employer
------------   --------

     Employer shall mean the Company, Galey & Lord Industries, Inc., Swift Textiles, Inc., Klopman AG, Zug, and any other Related Company that adopts this Plan, with the consent of the Company.

Section 2.8.   Eligible Employee
------------   -----------------

     Eligible Employee shall mean those select management employees of the Employer selected by the Committee or its designee to be eligible to participate in this Plan and to receive benefits under Attachment A, B. or C, as designated by the Committee or it's designee

Section 2.9.   Normal Retirement Age
------------   ---------------------

     Normal Retirement Age shall mean 65.

Section 2.10.  Participant
-------------  -----------

     Participant shall mean every Eligible Employee.

Section 2.11.  Plan
-------------  ----

     Plan shall mean the Supplemental Executive Retirement Plan of Galey & Lord, Inc., as herein set out or as duly amended. Prior to October 1, 2000, the name of the Plan was Supplemental Executive Retirement Plan of Galey & Lord Industries, Inc.

Section 2.12.  Qualified Plan
-------------  --------------

     Qualified Plan shall mean The Retirement Plan for Employees of Galey & Lord, Inc., as it may be amended from time to time.

Section 2.13.  Supplier Business
-------------  -----------------

     Supplier Business shall mean any incorporated or unincorporated entity that sells goods or services to the Employer.

Section 2.14.  Year of Service
-------------  ----------------

     Year of Service shall mean Year of Credited Service as defined in the Qualified Plan, plus such additional years of service, if any, credited by the Committee or its designee.

                              ARTICLE 3. VESTING
                                         -------

     Each Participant's Accrued Benefit in this Plan shall be 100% vested upon the earlier of: attainment of age 55; date of death; or the date of Disability. Notwithstanding the above, if a Participant (other than a Participant entitled to receive benefits under Attachment C) who is otherwise vested after attaining age 55 or becoming disabled thereafter engages in (as an employee, consultant, independent contractor, owner, manager, partner, shareholder, director, officer, joint venturer, investor or otherwise) or otherwise renders assistance to any Competitive Business, Supplier Business, or Customer Business without the written consent of the Committee, he shall forfeit his entire Accrued Benefit.

                           ARTICLE 4. DEATH BENEFITS
                                      --------------

Section 4.1.   Amount of Death Benefits
------------   ------------------------

     If a Participant dies (other than a Participant entitled to receive benefits under Attachment C) prior to commencement of his benefit under this Plan, his Beneficiary shall be entitled to receive a survivor annuity equal to the Participant's Accrued Benefit at the date of death, reduced three percent for each of the first five years, five percent for each of the next five years, and actuarially reduced for each additional year using actuarial factors set forth in the Qualified Plan that the commencement date of the survivor annuity precedes the Participant's Normal Retirement Date.

Section 4.2.   Beneficiary
------------   -----------

     Each Participant may name a Beneficiary to receive the death benefit under this Plan, on a form prescribed by the Committee. If no Beneficiary is named, the Participant's spouse shall be deemed to be the Beneficiary. If the Participant does not have a spouse, the lump sum value of the Participant's accrued benefit shall be paid to the Participant's estate in a lump sum payment.

                      ARTICLE 5. DISTRIBUTION OF BENEFITS
                                              -----------

Section 5.1.   Methods of Payment
------------   ------------------

     Each retiring Participant or Beneficiary (other than a Participant entitled to receive benefits under Attachment C) shall be offered the optional methods of payment listed below. The benefits calculated under Attachment A or B, as applicable, may, at the option of the Participant or Beneficiary, be paid under one of the optional methods of payment which shall be the Actuarial Equivalent of the Normal Form of Payment.

     (a)  Life Annuity: An annuity payable in equal monthly installments during
          ------------
          the Participant's or Inactive Participant's lifetime only, commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month in which the Participant or Inactive Participant has lived the entire preceding month.

     (b)  Five Years Certain and Life Annuity: An annuity payable in monthly
          -----------------------------------
          installments commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month for 60 months certain and thereafter on the first day of each calendar month in which the Participant or Inactive Participant has lived the entire preceding month.

     (c)  Ten Years Certain and Life Annuity: An annuity payable in monthly
          ----------------------------------
          installments commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month for 120 months certain and thereafter on the first day of each calendar month in which the Participant or Inactive Participant has lived the entire preceding month.

     (d)  Joint and Full Survivor Annuity: An annuity, whereby a monthly
          -------------------------------
          installment shall be paid to the Participant or Inactive Participant during his lifetime and thereafter in the same monthly amount to the surviving Spouse during her lifetime, commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month in which the Participant or Inactive Participant or his Spouse has lived the entire preceding month.

     (e)  Joint and One-Half Survivor Annuity: An annuity, whereby a monthly
          -----------------------------------
          installment shall be paid to the Participant or Inactive

          Participant during his lifetime and thereafter in one-half of such monthly amount to the surviving Spouse during her lifetime, commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month in which the Participant or Inactive Participant or his Spouse has lived the entire preceding month.

     (f)  Joint and Three-Fourths Survivor Annuity: An annuity, whereby a
          ----------------------------------------
          monthly installment shall be paid to the Participant or Inactive Participant during his lifetime and thereafter in three-fourths of such monthly amount to the surviving Spouse during her lifetime, commencing on the first day of the calendar month after the Participant retires and thereafter on the first day of each calendar month in which the Participant or Inactive Participant or his Spouse has lived the entire preceding month.

Section 5.2.   Election of Method
------------   ------------------

     Each retiring Participant shall elect a method of payment prior to his retirement at such time and in such form as prescribed by the Committee.

               ARTICLE 6. FUNDING AND ESTABLISHMENT OF ACCOUNTS
                           -------------------------------------

Section 6.1. Unfunded
------------ --------

     This Plan is designed to be an unfunded, nonqualified plan.

Section 6.2. Limitation on Rights of Participants and Beneficiaries
------------ ------------------------------------------------------

     No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Employer prior to the time that any such assets are paid to the Participant or Beneficiary as provided in
Article 6. The right of a Participant or Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Employer.

                           ARTICLE 7.  MISCELLANEOUS
                                       -------------

Section 7.1.   Liability of Employer
------------   ---------------------

     Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Employer and Eligible Employee, or between the Employer and Beneficiary or any other person. The Employer shall not be considered a trustee by reason of this Plan.

Section 7.2.   Assignment and Alienation
------------   -------------------------

     No rights under this Plan may be assigned, transferred, alienated, pledged, or encumbered by an Eligible Employee or Beneficiary except by will or by applicable intestate laws or other laws of descent and distribution.

Section 7.3.   Termination
------------   -----------

     The Company hereby reserves the right, by action of the Committee, to amend or terminate this Plan at any time. Any amendment to the Plan shall be prospective only and shall not adversely affect the rights of any Participants with respect to the Accrued Benefit provided prior to such amendment.

Section 7.4.   No Guarantee of Employment
------------   ---------------------------

     Nothing in the Plan shall be construed as guaranteeing future employment to Eligible Employees. An Eligible Employee continues to be an employee of the Employer solely at the will of the Employer.

Section 7.5.   Construction
------------   ------------

     The Committee shall be responsible for and have sole and absolute discretionary authority with respect to interpretation of the provisions of this Plan, the determination of benefits and the right of any person to benefits, and such other matters as may be necessary for proper administration of the Plan.

The Committee's interpretations, determinations and actions will be conclusive and binding on all persons.

     IN WITNESS WHEREOF, the Supplemental Executive Retirement Plan of Galey & Lord, Inc. is amended, renamed, and restated effective as of October 1, 2000 on behalf of the Company and Related Companies adopting the Plan, the 13th of February, 2001.

                                     GALEY & LORD, INC.


                                     /s/ Leonard F. Ferro
                                     -------------------------------
                                     Leonard F. Ferro, Chief Accounting Officer

          Supplemental Executive Retirement Plan of Galey & Lord Inc.

            Attachment A-- Retirement Benefits for Participants of
                         Galey & Lord Industries, Inc.
       ---------------------------------------------------------------------

     In addition to the benefit payable under the Qualified Plan, a Participant who is an employee of Galey & Lord Industries, Inc. shall be entitled to an annual benefit at Normal Retirement Age payable in monthly amounts as a Five Years Certain and Life Annuity (as defined in Section 5.1(b), which shall be the Normal Form of Payment) equal to:

     (a) one and seventy-five hundredths percent (1.75%) of his Average Compensation (defined below) multiplied by his Years of Service, not to exceed thirty (30) years; LESS

     (b) his federal Social Security benefit projected to be paid on his Normal Retirement Date; LESS

     (c) his accrued benefit provided by the Qualified Plan payable at his Normal Retirement Date in the form of a life annuity.

this calculation shall be made without regard to any dollar limitation of the Code applicable to the Qualified Plan. For Eligible Employees of Galey & Lord Industries, Inc., service prior to February 1, 1988 shall not be considered.

     "Compensation" shall mean salary plus any cash compensation paid to the Participant for bonuses, commissions and goal awards. Compensation shall not include benefits from the Deferred Compensation Plan or any other compensation not specifically enumerated above.

     "Accrued Benefit" of a Participant as of any date, hereafter called the accrual date, shall equal the Participant's retirement benefit provided above based on Average Compensation and Years of Service as of such accrual date.

     A Participant may elect to take early retirement from the Plan after attainment of age 55, but not prior to termination of his employment with the

Employer. The amounts payable shall be reduced by five percent (5%) for each year by which his commencement date precedes his Normal Retirement Age.

     A Participant who suffers a Disability, may elect to take disability retirement and his benefit shall be reduced for commencement before Normal Retirement Age as provided above for early retirement and actuarially reduced for each additional year before age 55 based on corresponding factors provided in the Qualified Plan.

     A Participant who works beyond his Normal Retirement Age shall defer payment until his actual retirement, and his benefits shall continue to accrue until actual retirement. In no event shall his benefit be less than the Accrued Benefit at Normal Retirement Age increased actuarially, as provided by the Qualified Plan.

          Supplemental Executive Retirement Plan of Galey & Lord Inc.

         Attachment B-- Retirement Benefits for Participants of Swift
                                Textiles, Inc.
      -------------------------------------------------------------------

          In addition to the benefit payable under the Qualified Plan, a Participant who is an employee of Swift Textiles, Inc. shall be entitled to an annual benefit at Normal Retirement Age payable in monthly amounts as a Five Years Certain and Life Annuity (as defined in Section 5.1(b), which shall be the Normal Form of Payment) equal to:

          (a) one and seventy-five hundredths percent (1.75%) of his Average Compensation (defined below) multiplied by his Years of Service, not to exceed thirty (30) years; LESS

          (b) his federal Social Security benefit projected to be paid on his Normal Retirement Date; LESS

          (c) his accrued benefit provided by the Qualified Plan payable at his Normal Retirement Date in the form of a life annuity. For Participants of Swift Textiles, Inc. who were employed on October 1, 1998, the accrued benefit provided by the Qualified Plan to be offset from (a) above shall not include benefits accrued prior to October 1, 1998.

this calculation shall be made without regard to any dollar limitation of the Code applicable to the Qualified Plan. For Eligible Employees of Swift Textiles, Inc., service prior to October 1, 1998 shall not be considered.


          "Compensation" shall mean salary plus any cash compensation paid to the Participant for bonuses, commissions and goal awards. Compensation shall not include benefits from the Deferred Compensation Plan or any other compensation not specifically enumerated above.

     "Accrued Benefit" of a Participant as of any date, hereafter called the accrual date, shall equal the Participant's retirement benefit provided above based on Average Compensation and Years of Service as of such accrual date.

     A Participant may elect to take early retirement from the Plan after attainment of age 55, but not prior to termination of his employment with the Employer. The amounts payable shall be reduced by five percent (5%) for each year by which his commencement date precedes his Normal Retirement Age.

     A Participant who suffers a Disability may elect to take disability retirement and his benefit shall be reduced for commencement before Normal Retirement Age as provided above for early retirement and actuarially reduced for each additional year before age 55 based on corresponding factors provided in the Qualified Plan.

     A Participant who works beyond his Normal Retirement Age shall defer payment until his actual retirement, and his benefits shall continue to accrue until actual retirement. In no event shall his benefit be less than the Accrued Benefit at Normal Retirement Age increased actuarially, as provided by the Qualified Plan.

          Supplemental Executive Retirement Plan of Galey & Lord Inc.

    Attachment C-- Retirement Benefits for Participants of Klopman AG, Zug

1.   Definitions

          "Employer's L.T.D. Plan" shall mean the long term disability plan, if any, maintained by the Klopman AG, as it may be amended from time to time.

          "Early Retirement Date" shall mean the first day of any month within the ten (10) year period immediately preceding the Normal Retirement Date, as long as the Participant completed at least two (2) years of membership in one or more Pension Plans of the Employer.

          "Salary" shall mean base salary paid by Klopman AG, Zug, excluding bonuses and commissions. Salary paid by Klopman International S.p.A. shall be included. Klopman International S.p.A. is a Related Company, which has not adopted the Plan.

          "S.R.A." shall mean supplementary retirement allowance as such term is defined in paragraph 2 of this Attachment C.

2.   Retirement

          (a) Following retirement of the Participant who is an employee of Klopman AG, Zug at or after the Early Retirement Date or the Normal Retirement Age and subject to the conditions of this Plan, the Employer shall pay to the Participant from the first day of the month following his retirement date a supplementary retirement allowance ("S.R.A.") on a monthly basis as a Life Annuity (see paragraph 4.b. below for survivor benefits to the Participant's spouse) equal to one twelfth (1/12) of the difference, if any, between (1) and (2) below:

               (1) Two percent (2%) of the average of his highest five (5) calendar years of Salary for each Year of Service, not exceeding thirty-five (35) years.

               (2)  the aggregate of:

                    (A) the monthly amount of pension payable under The Executive Retirement Income Plan of Dominion Textiles, Inc. and Associated Companies (a Canadian Plan), including benefits accrued through December 31, 1999; plus

                    (B) one thirty-fifth (1/35) of his Italian Government Pension multiplied by his Years of Service.

          (b) If the Participant retires before his Normal Retirement Age but has attained age sixty (60), or has attained age fifty-five (55) and the sum of his age and years of Continuous Service (a calendar year of credited service in which the participant has at least 1,000 hours of service) is eighty (80) or more, he shall be entitled to a non-reduced S.R.A.

          (c) If the Participant retires before his Normal Retirement Age and does not meet the criteria for a non-reduced S.R.A. as described in (b) above, he shall receive an S.R.A. reduced by 1/2 of 1% for each month by which his age on the date of his retirement is less than sixty (60) years, or if less, by 1/2 of 1% for each month between his early retirement date and the date on which the sum of his age and years of Continuous Service would have been eighty
               (80) if the Participant had not retired.

          (d) Notwithstanding paragraph (a) of this Section 2, in the event that the Participant remains in service after his Normal Retirement Age, the amount of his S.R.A. will be calculated as if he had retired on his Normal Retirement Date. However, such S.R.A. will commence to be paid following his actual retirement date only.

          (e) The benefits provided above shall be paid in Swiss francs or other legal currency of Switzerland by Klopman AG, Zug. Alternatively, at the Company's discretion, the Company may make the payments.

          (f) A Participant's Salary, his Italian Government Pension, and his accrued benefit payable from the Executive Retirement Income Plan of Dominion Textiles, Inc. and Associated Companies shall be converted to Swiss francs or other legal currency of Switzerland at the time his S.R.A. is to commence.

3.   Disability

          (a) For the purpose of this Agreement, the Participant shall be deemed to be disabled from the date he is eligible to receive benefits under the Employer's L.T.D. Plan and he shall be deemed to cease to be disabled when he is no longer eligible to receive benefits under such plan.

          (b) A disabled Participant whose disability has continued for one year may retire and is entitled to receive a monthly S.R.A. determined in accordance with paragraph (a) of Section 2, retroactively payable from the date he was deemed disabled, based on

               (1) his Salary in the last twelve (12) months prior to the date he was deemed disabled and

               (2) the years of service as though his service had continued to Normal Retirement Age.

          (c) However, the S.R.A. will be reduced by any amounts which would trigger an equivalent reduction under the integration clause of the Employer's L.T.D. Plan, and by the amount of any benefit paid to the Participant under the Employer's L.T.D. Plan.

          (d) In the event that the Participant ceases to be disabled prior to the expiration of his L.T.D. benefits and does not return to the service of the Employer on his ceasing to be disabled, he shall not be entitled to receive any S.R.A. under this Agreement unless he has then reached age 55, elects to retire and the Employer consents to his retirement, in which case he will be entitled to a S.R.A. calculated in accordance with Section 2.

4.   Death Benefits

          (a) Should the Participant die while in the service of the Employer and before his Normal Retirement Age and before commencement of his S.R.A. payment, the Employer will pay to his Spouse or in the absence of a Spouse, to his Beneficiary, the actuarial lump sum equivalent of the S.R.A. he would have been entitled to from his Normal Retirement Age based on the average of his best five (5) calendar years of salary and Years of Service up to the time of his death, calculated using actuarial assumptions then in effect for the Qualified Plan.

          (b) Should the Participant die after commencement of his S.R.A. payments, or after his Normal Retirement Age, his Spouse will receive monthly payments equal to 60% of the S.R.A. payments paid to him at the time of his death or 60% of the S.R.A. payments he would have received had he retired the day before his death. In the absence of a Spouse, no further S.R.A. payments shall be made. All S.R.A. payments to the Spouse will cease at the time of death of the Spouse.

5.   Employment Termination

     Save as hereinafter provided, in the event that the Participant's employment is terminated by the Employer, the Participant will receive at his option either (a) or (b) below:

     (a) the actual lump sum equivalent of the S.R.A., calculated using actuarial assumptions then in effect for the Qualified Plan at the time of his eligibility to receive his S.R.A., that he would have been entitled to from his Normal Retirement Age based on the average of his best five (5) calendar years of salary and Years of Service up to the time of his termination on the condition that the Participant has, as of the date of termination, attained the age of forty-five (45) years and has two (2) years of completed and continuous Service to the Company; or

     (b) the benefit to which the Participant would receive under any severance policy or arrangement of the Employer, whether individual or for a class of employees.

6. Limitation on Payments

     No S.R.A. will be paid pursuant to this Attachment C if the Participant's employment is terminated by reason of (i) dishonesty, (ii) persistent failure to discharge his duties and obligations as an executive employee of the Employer,
(iii) gross negligence, (iv) a mutual agreement in writing with the Employer or
(v) a voluntary and unilateral resignation by the Participant, except if such resignation is induced or occasioned by demotion, compensation reduction (other than a general reduction in the salary levels applied to the senior executive group of which the Participant is a member) or other cause or circumstances which makes the resignation not wholly voluntary.

7. Conditions for Payment on Retirement

     S.R.A. payments under this Attachment C on retirement will be payable only if:

     (a) when the Participant retires prior to his Normal Retirement Age, the Participant gives at least six (6) months notice in writing prior to retiring.

          (b) for two (2) years after retirement, the Participant shall not engage nor assist in any manner any person in any textile related business activity which may be regarded as being in competition with any business of the Employer.

8.   Transfer

          In the event that the Participant is transferred to the service of a company which is an affiliate or subsidy of the Employer (hereinafter called "Associated Employer"), he shall not be considered as having retired or terminated his service with the Employer as long as he remains in the service of the Associated Employer. Upon his subsequent retirement, he shall then be entitled to a S.R.A. from the Employer calculated in accordance with Section 2, based upon the average of his best five- (5) calendar years of salary and Years of Service during his employment with the Employer and the Associated Employer.

9.   Change in Status with the Employer

          If the Participant agrees to a change of status with the Employer or one of its Associated Employers within two (2) years from January 1, 2000 and that the change of status would put the Participant in a new position which would not be covered by this Attachment C or an equivalent agreement, the Participant will receive a one-time payment equal to the actuarial lump sum equivalent of the S.R.A. calculated as in paragraph 5 irrespective of his age and service and coverage under this Attachment C shall cease on the date of the change in position.

10.  Rights Under Attachment C Not Assignable

          Neither the Participant, his Spouse, nor the Estate of the Participant shall have the right to transfer, assign, anticipate, pledge or otherwise encumber any right or interest under this Attachment C.

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

11.  Legal Rights

     This Plan shall not be construed as conferring any legal rights upon the Participant for continuation of employment or interfere in any way with the right of the Employer to terminate employment at any time.

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